Exhibit 99.1

August 19, 2022, 6 a.m. PT / 9 a.m. ET

eXp Realty names Michael Valdes as Chief Growth Officer

Company to unify global growth agenda across residential and commercial businesses

BELLINGHAM, Wash. — Aug. 19, 2022 — eXp Realty®, the fastest-growing global real estate brokerage and the core subsidiary of eXp World Holdings, Inc. (Nasdaq: EXPI), has promoted Michael Valdes to Chief Growth Officer. Valdes will lead the eXp Realty and eXp Commercial global expansion efforts, reinforcing aligned growth strategies and leveraging our scale to accelerate growth.

Valdes brings more than 17 years of real estate experience, including senior-level growth positions at global residential and luxury brokerages. He joined eXp Realty in 2020 and as President, eXp Global, led 18 global market launches, with at least two more markets expected to launch in 2022.

“With our rapid global expansion, we recognize the importance of consolidating our global growth strategy under one leader to strengthen our efforts and deepen market share," said Jason Gesing, CEO of eXp Realty. "Michael has been instrumental in growing our global footprint, and we’re excited about the value he will bring to our domestic and commercial businesses. He is well positioned to deliver on our ambitious growth goals.”

“I am thrilled to take on this new challenge with eXp, continuing our trajectory as the fastest growing brokerage in the world," said Valdes. “By combining the growth opportunities in our residential and commercial businesses while continuously enhancing our agent value propositions, we can further our domestic and international momentum.”

About eXp World Holdings, Inc.

eXp World Holdings, Inc. (Nasdaq: EXPI) is the holding company for eXp Realty®, Virbela and SUCCESS® Enterprises.

eXp Realty is the fastest-growing real estate company in the world with more than 84,000 agents in the United States, Canada, the United Kingdom, Australia, South Africa, India, Mexico, Portugal, France, Puerto Rico, Brazil, Italy, Hong Kong, Colombia, Spain, Israel, Panama, Germany, Dominican Republic, Greece and New Zealand and continues to scale internationally. As a publicly traded company, eXp World Holdings provides real estate professionals the unique opportunity to earn equity awards for production goals and contributions to overall company growth. eXp World Holdings and its businesses offer a full suite of brokerage and real estate tech solutions, including its innovative residential and commercial brokerage model, professional services, collaborative tools and personal development. The cloud-based brokerage is powered by Virbela, an immersive 3D platform

Exhibit 99.1

that is deeply social and collaborative, enabling agents to be more connected and productive. SUCCESS® Enterprises, anchored by SUCCESS® magazine and its related media properties, was established in 1897 and is a leading personal and professional development brand and publication.

For more information, visit https://expworldholdings.com.

Safe Harbor Statement

The statements contained herein may include statements of future expectations and other forward-looking statements that are based on management’s current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. Such forward-looking statements speak only as of the date hereof, and the company undertakes no obligation to revise or update them. These statements include, but are not limited to, statements about the continued growth of our agent and broker base; expansion of our residential real estate brokerage business into foreign markets; and revenue growth and financial performance. Such statements are not guarantees of future performance. Important factors that may cause actual results to differ materially and adversely from those expressed in forward-looking statements include changes in business or other market conditions; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the company’s Securities and Exchange Commission filings, including but not limited to the most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K.

CONTACTS

Media Relations Contact:

eXp World Holdings, Inc.

mediarelations@expworldholdings.com

Investor Relations Contact:

Denise Garcia
Managing Partner, Hayflower Partners
investors@expworldholdings.com